UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21049

Private Asset Management Funds

(Exact name of registrant as specified in charter)

11995 El Camino Real, Suite 303, San Diego Ca, 92130

(Address of principal executive offices)

(Zip code)

Michael Berlin

Private Asset Management Funds

11995 El Camino Real, Suite 303, San Diego Ca, 92130

(Name and address of agent for service)

Registrant's telephone number, including area code: (858) 792-3800

Date of fiscal year end:

December 31, 2003

Date of reporting period:  June 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PRIVATE ASSET

MANAGEMENT FUND

Semi-Annual Report

June 30, 2003

Private Asset Management Fund

Semi-Annual Report

June 30, 2003

Dear Shareholder:

In examining many of our industry leaders over the past 6 to 12 months, we see improving balance sheets, increases in demand, plenty of external financing, and better free cash flow. Many factors point to an economy poised for stronger growth in the future.  Low interest rates, a weaker US dollar (which makes exports more attractive), increased fiscal stimulus, and a potential decline in oil prices will provide a backbone for improving corporate profits.  The market will likely be volatile, but we do feel that the bear market ended on October 9th of last year.

Treasury yields are near a 45 year low and in the majority of cases are yielding less than quality dividend paying stocks.  Bond prices are very vulnerable with upturns in the economy, especially during inflationary periods of time.  Due to these market conditions, we have continued to move money from low interest money markets and short term debt instruments into the equity markets and have outperformed the various indices for the past six months and since the inception of the fund.

Total Returns (not annualized)

12/31/02 - 06/30/03

Inception(1) to 06/30/03

Private Asset Management Fund

11.99%

2.28%

Standard and Poor’s 500

11.75%

-7.30%

As of June 30, 2003 Private Asset Management Fund was invested 86.7% in equities and 13.3% in money market.  The fund's yield continues to exceed the dividend yield of the S&P 500 of 1.65% and the 3 year U.S. Treasury of 1.71%.

We continue to believe that dividend paying companies will show greater stability and price appreciation in the future and plan to maintain our balanced positions in many sectors of the market.  These companies continue to gain momentum as cash returns to the equity markets from low interest money markets and low yielding debt.

As we head into the second half of 2003, we foresee improved investor confidence, a strengthening economy, and increased corporate profit margins.

Our responsibility is to you, our shareholder, and we will not lose sight of that fact.

Sincerely,

/s/ Stephen J. Cohen                 /s/ Eric Blasé                    /s/ Jonathan Elsberry

Stephen J. Cohen

                     Eric Blase                        Jonathan Elsberry

(1)The inception date of the Private Asset Management Fund was May 6, 2002.

2003 Semi-Annual Report  1

PRIVATE ASSET MANAGEMENT FUND

PERFORMANCE INFORMATION

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIOD ENDED JUNE 30, 2003

6/30/03 NAV $20.39

Since

1 Year(A)

Inception(A)

Private Asset Management Fund

5.25%

1.97%

S&P 500(B)

0.25%

-6.33%

The Value of a $10,000 Investment In Private Asset Management Fund From May 6, 2002 to June 30, 2003 As Compared To The Standard & Poor’s 500 Index
	[GRAPHIC OMITTED]
Month	Private Asset Management Fund $ Amount	S&P 500 Index $ Amount
5/6/02	10,000	10,000
5/31/02	9,840	9,956
6/28/02	9,715	9,247
7/31/02	9,590	8,526
8/30/02	9,585	8,582
9/30/02	8,935	7,650
10/31/02	9,190	8,323
11/29/02	9,505	8,812
12/31/02	9,132	8,294
1/31/03	9,042	8,078
2/28/03	8,962	7,957
3/31/03	8,903	8,034
4/30/03	9,500	8,695
5/30/03	10,112	9,153
6/30/03	10,227	9,270

(A)1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.  The inception date of the Private Asset Management Fund was May 6, 2002.

(B)The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

Past Performance Does Not Guarantee Future Results.  Investment Return And Principal Value Will Fluctuate So That Shares, When Redeemed, May Be Worth More Or Less Than Their Original Cost.  Returns Do Not Reflect The Deduction Of Taxes That A Shareholder Would Pay On Fund Distributions Or The Redemption Of Fund Shares.

2003 Semi-Annual Report  2

Private Asset Management Fund			Unaudited

			Schedule of Investments
			June 30, 2003
Shares/Principal Amount		Market Value	% of Assets
COMMON STOCKS
Accident & Health insurance
1,750	AFLAC, Inc.	$ 53,812	0.97%

Aircraft Engines & Engine Parts
2,400	Honeywell, Inc.	64,440
1,550	United Technologies	109,786
		174,226	3.13%

Biological Products
1,150	Biogen, Inc. *	43,665	0.78%

Books: Publishing or Printing
850	McGraw-Hill Companies, Inc.	52,700	0.95%

Bottled & Canned Soft Drinks & Carbonated Waters
1,000	Pepsico, Inc.	44,500	0.80%

Canned, Fruits, Veg, Preserves, Jams & Jellies
2,250	H.J. Heinz Co.	74,205	1.33%

Commercial Banks, NEC
2,900	Citigroup, Inc.	124,120	2.23%

Computer Communications Equipment
3,000	Cisco Systems, Inc. *	50,370	0.90%

Computer Storage Devices
2,000	Sandisk Corp. *	81,140	1.46%

Crude Petroleum & Natural Gas
2,950	Occidental Petroleum	98,973	1.78%

Electric Services
2,900	The Southern Company	90,364	1.62%

Electronic & Other Electrical Equipment
4,450	General Electric Company	127,626	2.29%

Electronics Computers
2,500	DELL Computer Corp. *	79,600
1,400	International Business Machines, Inc.	115,500
		195,100	3.50%

Electronics Connectors
2,000	Tyco International Ltd.	37,960	0.68%

Fire, Marine & Casualty Insurance
2,000	Allstate Corp.	71,300
1,700	Hartford Financial	85,612
		156,912	2.82%

Grain Mill Products
1,300	General Mills Inc.	61,633	1.11%

Heating Equipment, Except Elec & Warm Air;
& Plumbing Fixtures
1,600	Fortune Brands	83,520	1.50%

Motors & Generators
2,200	Emerson Electric Co.	112,420	2.02%

*Non-Income Producing Securities.

The accompanying notes are an integral part of the

financial statements.

2003 Semi-Annual Report  3

Private Asset Management Fund			Unaudited

			Schedule of Investments
			June 30, 2003
Shares/Principal Amount		Market Value	% of Assets
COMMON STOCKS
National Commercial Banks
3,100	Bank One Corp.	$ 115,258
4,300	Fleet Boston Financial	127,753
2,500	J.P. Morgan Chase & Co.	85,450
2,000	PNC Bank Corp	97,620
950	State Street Corporation	37,430
3,400	Wachovia Corp	135,864
		599,375	10.75%

Paper Mills
1,000	Kimberly Clark Corp.	52,140	0.94%

Petroleum Refining
1,750	ChevronTexaco Corp.	126,350
3,250	Exxon Mobil Corporation	116,708
		243,058	4.36%

Pharmaceutical Preparartions
2,000	Abbott laboratories	87,520
3,900	Bristol Myers Squibb Co,	105,885
2,250	Merck & Co. Inc.	136,238
4,100	Pfizer, Inc.	140,015
		469,658	8.43%

Plastic Materials, Synth Resins & Nonvulcan Elastomers
2,150	PPG Industries, Inc.	109,091	1.96%

Primary Production of Aluminum
2,500	Alcoa Inc.	63,750	1.14%

Radio & Tv Broadcasting & Communications Equipment
500	L-3 Communications Holdings *	21,745	0.39%

Real Estate Investment Trusts
2,000	Healthcare Realty Trust	58,300	1.05%

Retail-Drug Stores and Proprietary Stores
3,000	CVS Corp.	84,090	1.51%

Retail- Eating Places
3,750	Darden Restaurants Inc.	71,175	1.28%

Retail-Lumber & Other Building Materials Dealers
3,000	The Home Depot, Inc.	99,360	1.78%

Retail-Variety Stores
2,050	Costco Wholesale Corp. *	75,030	1.35%

Retail-Women's Clothing Stores
5,500	Limited Brands, Inc.	85,250	1.53%

Security & Commodity Brokers, Dealers, Exchanges & Services
2,750	Nasdaq 100 *	82,115	1.47%

Semiconductors & Related Devices
4,500	Intel Corporation	93,645	1.68%

Services-Computer Programming Services
4,000	Electronic Data Systems	85,800	1.54%

*Non-Income Producing Securities.

The accompanying notes are an integral part of the

financial statements.

2003 Semi-Annual Report  4

Private Asset Management Fund			Unaudited

			Schedule of Investments
			June 30, 2003
Shares/Principal Amount		Market Value	% of Assets
COMMON STOCKS
Services-Engineering, Accounting, Research, Management
3,750	Paychex Inc.	$ 110,213	1.98%

Services-Prepackaged Software
4,500	Check Point Software Technology *	87,750
3,000	Microsoft Corp.	76,920
5,300	Oracle Corp. *	63,653
		228,323	4.10%

Ship & Boat Building & Repairing
1,000	General Dynamcis	72,500	1.30%

Special Industry Machinery, NEC
4,000	Applied Materials Inc. *	63,360	1.14%

Surgical & Medical Instruments & Apparatus
3,000	Baxter International, Inc.	78,000
950	Boston Scientific Corp. *	58,045
1,500	St. Jude Medical Inc. *	86,250
		222,295	3.99%

Telephone Communications (No Radiotelephone)
2,800	SBC Communications	71,540	1.28%

Wholesale-Medical, Dental & Hospital Equipment & Supplies
2,050	Johnson & Johnson	105,985	1.90%

Total for Common Stock		$ 4,831,044	86.67%

Cash and Equivalents
707,294	First American Treasury Obligation Fund Cl S .34% **	707,294	12.69%

	Total Investments	5,538,338	99.36%
	(Identified Cost -$ 5,170,827)

	Other Assets in excess of Liabilities	35,554	0.64%

	Net Assets	$ 5,573,892	100.00%

*Non-Income Producing Securities.

**Variable Rate Security; The Coupon Rate shown represents the rate at June 30, 2003.

The accompanying notes are an integral part of the

financial statements.

2003 Semi-Annual Report  5

Private Asset Management Fund

Statement of Assets and Liabilities (Unaudited)
June 30, 2003

Assets:
Investment Securities at Market Value	$ 5,538,338
(Identified Cost -$ 5,170,827)
Cash	36,000
Receivables:
Dividends Receivable	6,240
Interest Receivable	183
Total Assets	5,580,761
Liabilities:
Payable to Adviser	6,869
Total Liabilities	6,869
Net Assets	$ 5,573,892
Net Assets Consist of:
Capital Paid In	5,328,184
Accumulated Undistributed Net Investment Income	19,914
Realized Gain (Loss) on Investments - Net	(141,717)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	367,511
Net Assets, for 273,318 Shares Outstanding	$ 5,573,892
Net Asset Value and Redemption Price
Per Share ($5,573,892/273,318 shares)	$ 20.39

Statement of Operations (Unaudited)
For the six months ended June 30, 2003
Investment Income:
Dividends	$ 40,325
Interest	11,388
Total Investment Income	51,713
Expenses: (Note 2)
Investment Advisor Fees	31,800
Trustee Fees	3,000
Total Expenses	34,800
Reimbursed Expenses	(3,000)
Net Expenses	31,800

Net Investment Income	19,913

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	30,735
Unrealized Appreciation (Depreciation) on Investments	475,158
Net Realized and Unrealized Gain (Loss) on Investments	505,893

Net Increase (Decrease) in Net Assets from Operations	$ 525,806

The accompanying notes are an integral part of the

financial statements.

2003 Semi-Annual Report  6

Private Asset Management Fund

Statement of Changes in Net Assets	(Unaudited)
	1/1/2003		5/6/2002*
	to		to
	6/30/2003		12/31/2002
From Operations:
Net Investment Income	$ 19,913		$ 11,573
Net Realized Gain (Loss) on Investments	30,735		(172,452)
Net Unrealized Appreciation (Depreciation)	475,158		(107,646)
Increase (Decrease) in Net Assets from Operations	525,806		(268,525)
From Distributions to Shareholders:
Net Investment Income	(605)		(10,968)
Net Realized Gain from Security Transactions	0		0
Change in Net Assets from Distributions	(605)		(10,968)
From Capital Share Transactions:
Proceeds From Sale of Shares	1,821,321		4,564,837
Shares Issued on Reinvestment of Dividends	605		10,968
Cost of Shares Redeemed	(398,616)		(655,951)
Net Increase from Shareholder Activity	1,423,310		3,919,854

Net Increase (Decrease) in Net Assets	1,948,511		3,640,361

Net Assets at Beginning of Period	3,625,381		0
Net Assets at End of Period	$ 5,573,892		$ 3,640,361

Share Transactions:
Issued	95,619		234,021
Reinvested	34		605
Redeemed	(21,396)		(34,743)
Net increase (decrease) in shares	74,257		199,883
Shares outstanding beginning of period	199,061		-
Shares outstanding end of period	273,318		199,883

Financial Highlights	(Unaudited)
Selected data for a share outstanding throughout the period:	1/1/2003		5/6/2002*
	to		to
	6/30/2003		12/31/2002
Net Asset Value -
Beginning of Period	$ 18.21		$ 20.00
Net Investment Income	0.09		0.07
Net Gains or Losses on Securities
(realized and unrealized)	2.09		(1.80)
Total from Investment Operations	2.18		(1.73)

Distributions (From Net Investment Income)	(0.00)		(0.06)
Distributions (From Capital Gains)	0.00		0.00
Total Distributions	(0.00)		(0.06)

Net Asset Value -
End of Period	$ 20.39		$ 18.21
Total Return	11.99%		(8.67)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	5,574		3,640

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.65%	**	1.60%	**
Ratio of Net Income to Average Net Assets	0.80%	**	0.45%	**
After Reimbursement
Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	**
Ratio of Net Income to Average Net Assets	0.94%	**	0.56%	**

Portfolio Turnover Rate	44.67%	**	32.37%	**

* commencement of operations.
** annualized

The accompanying notes are an integral part of the

financial statements.

2003 Semi-Annual Report  7

Notes to Financial Statements (unaudited)

Private Asset Management Fund

June 30, 2003

1.)

SIGNIFICANT ACCOUNTING POLICIES

Private Asset Management Fund (the "Fund") is a non-diversified series of the Private Asset Management Funds (the "Trust"), a management investment company.  The Trust was organized in Ohio as a business trust on March 7, 2002 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, there is only one series authorized by the Trust.  Private Asset Management, Inc. is the adviser to the Fund (the "Adviser").  The Fund's primary investment objective is to seek long-term growth of capital.  Significant accounting policies of the Fund are presented below:

SECURITY VALUATION:

Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

SHARE VALUATION:

The price (net asset value) of the shares of each Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

SECURITY TRANSACTION TIMING:

Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

2003 Semi-Annual Report  8

Notes to the Financial Statements - continued

INCOME TAXES:

It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

2.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Private Asset Management, Inc.  (the "Adviser").  The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 1.50% for investment adviser services.  As a result of the above calculation, for six month period ended June 30, 2003, the Adviser received management fees totaling $31,800.

The Adviser pays all operating expenses of the Fund with the exception of taxes, interest, brokerage commissions, trustee fees and extraordinary expenses.  The Adviser has contractually agreed to reimburse the Fund's trustee fees and expenses through April 30, 2004.

3.) ADMINISTRATION AGREEMENT

The Fund has entered into an administration servicing agreement with Premier Fund Solutions, Inc.  The Fund pays 0.07% on the first $200 million of assets, 0.05% on the next $500 million of assets and 0.03% on assets above $700 million subject to a minimum monthly fee of $2,000.  Premier Fund Solutions, Inc. fees are paid by the Adviser.

4.)

RELATED PARTY TRANSACTIONS

Certain officers and directors of Private Asset Management, Inc. and Premier Fund Solutions, Inc. are also officers and/or Trustees of the Fund.

5.)

CAPITAL STOCK

The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at June 30, 2003 was $5,328,184 representing 273,318 shares outstanding.

6.)

PURCHASES AND SALES OF SECURITIES

For the period of January 1, 2003 to the period ended June 30, 2003, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $2,032,747 and $345,677, respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $500,000, respectively.

7.)

SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of investments owned at June 30, 2003 was 5,170,827.

2003 Semi-Annual Report  9

Notes to the Financial Statements – continued

At June 30, 2003, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation

(Depreciation)

Net Appreciation (Depreciation)

$483,750

($116,239)

($367,511)

8.)

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2003, Charles Schwab & Co. Inc. held for the benefit of others, in aggregate, more than 97% of the Private Asset Management Fund.

9.) LOSS CARRYFORWARDS

At December 31, 2002 the Fund had available for federal income tax purposes an unused capital loss carryforward of $172,452 which will expire in 2010.  Capital loss carryforwards are available to offset future realized capital gains.  To the extent that these carryforwards are used to offset future capital gains it is possible that the amount, which is offset, will not be distributed to shareholders.

10.) DISTRIBUTION TO SHAREHOLDERS

The tax character of distributions paid was as follows:

Distribution paid from:

2003

2002

Undistributed Ordinary Income:

$605

$10,968

Undistributed Long-Term Capital Gain

0

0

Undistributed Short-Term Capital Gain

0

0

$605

$10,968

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (Accumulated Loss)

$605

Undistributed Long-Term Capital Gain

(172,452)

Unrealized Appreciation/(Depreciation)

(107,646)

($279,493)

2003 Semi-Annual Report  10

Board of Trustees

Stephen J. Cohen

Michael D. Berlin

Howard I. Cohen

Jeffrey R. Provence

Eric I. Weitzen

Investment Adviser

Private Asset Management, Inc.

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services

Custodian

U.S. Bank, NA

Fund Administrator

Premier Fund Solutions Inc.

Legal Counsel

Thompson Hine LLP

Independent Auditors

McCurdy & Associates CPA's, Inc.

This report is provided for the general information of the shareholders of the Private Asset Management Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2.  Code of Ethics.  Not applicable.

Item 3.  Audit Committee Financial Expert. Not applicable.

Item 4.  Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Reseved.

Item 9.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 10.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Item 10(a)(2) of Form N-CSR are filed herewith.

(b)

Certification required by Item 10(b) of Form N-CSR is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Private Asset Management Funds

By /s/ Stephen J. Cohen

     Stephen J. Cohen

     President

Date 9 / 3 / 03

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Stephen J. Cohen

     Stephen J. Cohen

     President

Date  9 / 3 / 03

By /s/ Michael D. Berlin

     Michael D. Berlin

     Chief Financial Officer

Date 9 / 3 / 03